Exhibit 32.2




                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Darren W. Karst, Chief Financial Officer of Roundy's, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

         (1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended July 3, 2004 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    Dated: August 13, 2004



                                                  /s/DARREN W. KARST
                                                 -------------------------
                                                 Executive Vice President
                                                 and Chief Financial Officer
                                                 Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.